UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2009

CHARLESTON BASICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145211	20-4748555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 John Stevens Way, Hoquiam, WA	98550
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (360) 538-1480

                             c/o Paragon Capital LP, 110 East 59th Street, 29th Floor, New York, NY  10022

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Entry into Agreement and Plan of Merger

On December 23, 2009, Charleston Basics, Inc. (the “Registrant” or the “Company”)  entered into an Agreement and Plan of Merger (the “Merger Agreement”)with Paneltech International, L.L.C., a Washington limited liability company (“Paneltech LLC”) and  Paneltech Products, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant (the “Merger Sub”) pursuant to which Paneltech LLC merged with and into Merger Sub (the “Merger”).

Under the terms of the Merger Agreement, upon consummation of the Merger, each Paneltech LLC membership interest outstanding immediately prior to the closing was converted into the right to receive 4,597.53254 shares of the Registrant’s common stock, and accordingly the Registrant issued an aggregate of 61,759,850 shares of the Registrant’s common stock, par value $0.0001 (the “Common Stock”) to the members of Paneltech LLC.  As a result of the transaction, the former members of Paneltech LLC currently own approximately 90% of the outstanding Common Stock of the Registrant (before adjusting for any conversion or exercise of any preferred stock or warrants into Common Stock of the Registrant).  Prior to the closing of the Merger, Paragon Capital LP (“Paragon”) held approximately 96.28% of the issued and outstanding Common Stock of the Registrant.

Each holder of a share of Common Stock of the Registrant is entitled to one vote per share. The shares of the Registrant’s Common Stock issued to Paneltech LLC’s members as part of the Merger were not registered under the Securities Act of 1933, as amended (the “Securities Act”).  These shares may not be sold or offered for sale except as permitted under Rule 144 or another exception promulgated under the Securities Act.

In connection with the Merger Agreement, the Registrant entered into lock up agreements with each of the former members of Paneltech LLC, covering 47,987,302 shares of its Common Stock.  The lock up agreements did not apply to the Collins Repurchase (as described below).

Prior to the Merger, the Registrant was engaged in the sale of outdoor camping goods and tactical gear.  As described below, following the Merger the Registrant sold all of its pre-Merger assets relating to this business and accordingly, the Registrant’s business now consists primarily of the design and manufacture of wood panel overlays and saturated media solutions.  The Registrant is now headquartered in Hoquiam, Washington.

Immediately following the Merger, the Company entered into the Securities Purchase Agreement and Collins Repurchase (each described below), which together with the Merger, resulted in the former members of Paneltech LLC now owning approximately 70.4% of the Registrant’s issued and outstanding Common Stock, assuming the conversion of all 2,726,550 outstanding shares of preferred stock into Common Stock.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto.

Securities Purchase Agreement

On December 23, 2009, immediately following consummation of the Merger, the Registrant entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with two investors (the “Investors”) and raised an aggregate of $1.5 Million in an offering of the Company’s Series A Convertible Preferred Stock, par value $0.0001 (the “Preferred Stock”) and warrants to purchase Common Stock (the “Warrants”).  Under the terms of the Securities Purchase Agreement, the Registrant issued an aggregate of 2,726,550 shares of Preferred Stock and granted an aggregate of 4,544,250 Warrants for an aggregate purchase price of $1.5 Million.  Under the conversion ratio at the closing of the Securities Purchase Agreement, each share of Preferred Stock is convertible into five shares of Common Stock.  Each Warrant is exercisable into 1/3 of the number of shares of Common Stock that each share of Preferred Stock would be convertible into at an initial exercise price of $0.12 per share of Common Stock.   The Warrants may be redeemed under certain circumstances. The $1.5 Million raised by the Company, as described above, is part of the offering by the Registrant pursuant to which it is attempting to raise an aggregate of $3.0 Million (the “Offering”) on or before January 22, 2010.

Under the terms of the Offering, if the full $3.0 Million is raised in the Offering, the preferred stock will be convertible into 33.33% of the outstanding common stock of the Registrant (on an as converted basis) at the time Merger was consummated, and the Warrants will be exercisable into one-third of the Common Stock into which the preferred stock acquired in the Offering is convertible.

Of the $1.5 million of proceeds raised, $375,000 were used to buy back certain shares held by Collins Timber Company LLC (“Collins”), a former member of Paneltech. The Company also issued a Promissory Note in the amount of $375,000, which amount is subject to adjustment, to complete the purchase of shares from Collins. The repurchase of shares from Collins is further described below under the heading “Collins Repurchase”.

The securities offered in the Offering will not be or have not been registered under the Securities Act, as amended and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.”  This Current Report on Form 8-K  (the “Current Report”) is neither an offer to sell nor a solicitation to buy any of their securities.  This Current Report is being filed pursuant to and in accordance with Rule 135(c) under the Securities Act.

In order to evidence the rights of  holders of the Preferred Stock, the Registrant and Investors entered into the Investor Rights Agreement described below, and the Registrant filed a Certificate Of Designations, Preferences And Other Rights And Qualifications Of Series A Convertible Preferred Stock described below in Item 8.01.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant, which is attached as Exhibit 4.2 hereto.

Investors Rights Agreement

On December 23, 2009, immediately following the Merger and in connection with the Securities Purchase Agreement, the Registrant and the Investors entered into an investors rights agreement (the “Investors Rights Agreement”).  Under the terms of the Investors Rights Agreement, the Investors were granted certain demand and piggyback registration rights with respect to the shares of the Registrant’s Common Stock into which the Preferred Stock is convertible.  The Investor Rights Agreement contains provisions governing the designation of a director to represent holders of the Preferred Stock, certain indemnification provisions for the benefit of the Registrant and the Investors, as well as certain other customary provisions.

The foregoing description of the Investors Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investors Rights Agreement, which is attached as Exhibit 10.1 hereto.

Collins Repurchase

On December 23, 2009, immediately following the Merger and the closing on the Securities Purchase Agreement, the Registrant entered into a stock repurchase agreement with Collins (the “Repurchase Agreement”) pursuant to which the Registrant purchased from Collins 13,772,550 shares of Common Stock, which reduced Collins’ ownership interest in the Registrant from approximately 26.79 percent to approximately 12 percent of the total number of shares of Common Stock outstanding following such repurchase and including the currently outstanding Preferred Stock on an as converted basis.  Following the repurchase, Collins continued to hold 8,179,657 shares of the Registrant.  In the event the Registrant raises $3 Million in the Offering and all Preferred Stock sold in the Offering is converted to Common Stock,  Collins’ ownership interest in the Registrant will be reduced from approximately 12 percent to approximately 10 percent of the Registrant’s issued and outstanding Common Stock.

In order to effect the repurchase under the Repurchase Agreement, the Company paid Collins $375,000 out of the proceeds raised pursuant to the Securities Purchase Agreement and delivered to Collins a promissory note in the initial principal amount of $375,000, bearing interest at the prime rate from time to time in effect as published in the Wall Street Journal (the “Collins Note”).  Under certain circumstances set forth in the Collins Note, the principal amount of the Collins Note will be adjusted to equal $625,000, less the aggregate principal amount previously paid on the Collins Note.  Under the terms of the Repurchase Agreement, Collins is entitled to have a representative selected by Collins elected to and serving on the Registrant’s Board of Directors until the Collins Note is paid in full.

  The foregoing description of the Repurchase Agreement and Collins Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Repurchase Agreement, which includes a form of Collins Note, which is attached as Exhibit 10.2 hereto.

Asset Purchase Agreement

On December 23, 2009, immediately following the Merger, the Registrant entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Cambridge Trading Partners, LLC (“Cambridge”) and Michael Lieber, pursuant to which all of the Registrant’s pre-Merger assets relating to the Registrant’s outdoor camping goods and tactical gear business were sold to Cambridge.  In consideration for the purchased assets, (a) Cambridge agreed to assume all of the Registrant’s liabilities and obligations related to the Registrant’s pre-Merger outdoor camping goods and tactical gear business pre-Merger business, and (b) Michael Lieber, a principal of Cambridge and former principal of the Registrant, delivered to the Registrant 50,000 shares of the Registrant’s Common Stock, which were retired as treasury stock.  Mr. Lieber was also a consultant to the Registrant, but this consulting arrangement was terminated on December 23, 2009.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is attached as Exhibit 2.2 hereto.

Assumption Agreement

On December 23, 2009, in connection with the Merger, Merger Sub, Paneltech LLC and ShoreBank Pacific (the “Bank”) entered into an assumption agreement (the “Assumption Agreement”) pursuant to which Merger Sub agreed to assume, pay and perform all the covenants and obligations under the Note and Loan Documents (as defined in the Assumption Agreement) as though the Note and the Loan Documents had originally been made, executed, and delivered by Merger Sub.  In addition to the foregoing, Merger Sub is also required to enter into a Security Agreement with the Bank and has certain other obligations.

The foregoing description of the Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assumption Agreement, which is attached as Exhibit 10.3 hereto.

Guaranties by Officers

Leroy D. Nott (the Registrant’s President and CEO), Scott D. Olmstead (the Registrant’s CFO and Secretary), Ronald H. Iff, Sorb Management Corporation (an entity controlled by Mr. Olmstead), and L.D. Nott Company (an entity controlled by Mr. Nott) have provided or will provide guaranties in favor of Bank, the form of which will be satisfactory to the Bank in its sole discretion.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

       The information set forth in Item 1.01 under the heading “Asset Purchase Agreement” of this Current Report is hereby incorporated by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

       The information set forth in Item 1.01 of this Current Report under the headings “Collins Repurchase” and “Assumption Agreement” is hereby incorporated by reference.

       In connection with certain tax distributions owed to member of Paneltech LLC, certain promissory notes were issued to Paneltech LLC members, which as a result of the Merger have become obligations of Merger Sub.  The promissory notes are in the following amounts:

L.D Nott Company	$206,347.20
Collins Timber Company LLC	$160,291.70
Sorb Management Corporation	$45,115.47
Ron Iff	$34,300.70
Andrew R.G. Wilson	$4,028.45
Chris Wentworth	$877.62

       The L.D Nott Company, is an entity controlled by Leroy Nott, the Registrant’s President and CEO. The Sorb Management Corporation is an entity controlled by Scott Olmstead, the Registrant’s CFO and Secretary.  Ron Iff and Chris Wentworth are employees of the Company.  Andrew R.G. Wilson is currently engaged as a consultant for Merger Sub.  Such promissory notes are payable in 12 monthly installments commencing March 23, 2010 and bear interest at twelve percent commencing March 23, 2010.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

On December 23, 2009, the Company entered into each of the Merger Agreement and the Securities Purchase Agreement, as described under the headings “Entry into Agreement and Plan of Merger” and “Securities Purchase Agreement”, respectively, in Item 1.01 above, the disclosures under which are incorporated herein by this reference.  All of the securities offered and sold in such transactions were offered and sold in reliance on the private placement exemption from registration under Section 4(2) of the Securities Act, including Rule 506 promulgated under Section 4(2).  The Company relied on this exemption based on the fact that (i) there were a limited number of recipients of such securities, (ii) all such investors were accredited investors or otherwise, either alone or through a purchaser representative, had knowledge and experience in financial and business matters such that each was capable of evaluating the risks of the investment, and (iii) the Company had obtained representations from the investors indicating that they were purchasing for investment only.  The securities offered and sold in the reported transactions are not registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure about the reported transactions contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135(c) of the Securities Act.

In connection with their appointment and service as Directors of the Registrant, certain directors, Trent Gunter and Sidney Staunton, will receive warrants to acquire such number of shares of the Registrant’s common stock equal to an aggregate of 3% of the Registrant’s issued and outstanding common stock (including the Preferred Stock on an as converted basis, but not the Warrants) as of the date the Offering concludes.

The Registrant has also agreed to issue certain Warrants to Robert Frome, which will enable Mr. Frome to acquire such number of shares of the Registrant’s Common Stock equal to 1% of the Registrant’s issued and outstanding Common Stock (including the Preferred Stock on an as converted basis, but not the Warrants) as of the date the Offering concludes.

ITEM 3.03	MATERIAL MODIFICATIONS TO THE RIGHTS OF SECURITY HOLDERS

       The information set forth in Item 8.01 of this Current Report under the headings “Certificate of Designations” and “Investors Rights Agreement” is hereby incorporated by reference.

ITEM 5.01	CHANGES IN CONTROL OF THE REGISTRANT

The information set forth in Item 1.01 of this Current Report is hereby incorporated by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 23, 2009, upon the closing of the Merger, Mr. Alan P. Donenfeld, the Registrant’s sole officer and director prior to the Merger, and also a principal of Paragon, resigned from each of his positions effective immediately.  Following Mr. Donenfeld’s resignation and pursuant to the Merger Agreement, Leroy Nott was appointed President, Chief Executive Officer and Director of the Registrant and Scott Olmstead was appointed Secretary, Chief Financial Officer and Director of the Registrant. Upon the closing of the Merger, five directors were appointed to the Registrant’s Board of Directors.  The Board of Directors consists of Mr. Nott, Mr. Olmstead, R. Wade Mosby, Sidney Staunton and Trent Gunter.  The Audit Committee to the Board of Directors currently consists of Mr. Gunter and Mr. Staunton, both of whom are independent Directors.  The Registrant intents to finalize the committees of the Board of Directors at a Board of Directors Meeting scheduled to be held on January 5, 2010.  At such meeting, the Board of Directors may also consider the adoption of certain compensation arrangements for its officers and employees.

The following table sets forth the name, age and position of each of Registrant’s directors and executive officers.

Leroy D. Nott	60	Director, President, CEO
Scott Olmstead	56	Director, Secretary, CFO
Trent Gunter	53	Director
Sidney Staunton	79	Director
R. Wade Mosby	62	Director

Leroy Nott, President, CEO, Director

Mr. Nott, the President, CEO and Director of the Registrant, founded Paneltech LLC in February 1996 and had been a Director of Paneltech LLC since that time.  From February 1993 to February 1996, Mr. Nott was the General Manager, Oregon Overlay Division, for Simpson Timber Company where his responsibilities included management of a business unit that developed and produced treated webs for domestic and international wood-based panels manufacturers.  Mr. Nott received a Master of Forestry degree from Yale University in 1978 and his Bachelor of Science degree in forest engineering from Oregon State University in 1973.

       The information set forth in Item 1.01 of this Current Report regarding the guaranties by Mr. Nott and the L.D Nott Company, and the information set forth in Item 2.03 of this Current Report regarding the Promissory Note held by the L.D Nott Company are hereby incorporated by reference.

Scott Olmstead, Secretary, CFO, Director

Mr. Olmstead, Secretary, CFO and Director of the Registrant, was a Director of Paneltech LLC since February 2006.  In February 1996, Mr. Olmstead joined Mr. Nott in founding Paneltech LLC.  From December 1989 to March 1995, Mr. Olmstead was partner in Snow Mountain Pine, Ltd., a $30 million company in Hines, Oregon.  At Snow Mountain Pine, Mr. Olmstead set up all financial systems, IT and the personnel department.  Mr. Olmstead has been a Certified Management Accountant since 1995.  He received his Bachelor of Science degree in accounting from Northern Arizona University.

       The information set forth in Item 1.01 of this Current Report regarding the guaranties by Mr. Olmstead and the Sorb Management Corporation, and the information set forth in Item 2.03 of this Current Report regarding the Promissory Note held by the Sorb Management Corporation are hereby incorporated by reference.

Trent Gunter, Director

       The information set forth in Item 3.02 of this Current Report regarding the Warrants to be granted to Mr. Gunter is hereby incorporated by reference.

Sidney Staunton, Director

       The information set forth in Item 3.02 of this Current Report regarding the Warrants to be granted to Mr. Staunton is hereby incorporated by reference.

R. Wade Mosby, Director

Wade Mosby is Senior Vice President of the Collins Companies a Portland, Oregon, based integrated forest products firm.  The Collins Companies is a 155 year old, family owned firm with timberland and manufacturing operations in Oregon, California, Pennsylvania and West Virginia. Mosby has worked in senior executive positions with the Collins Companies for the past twenty years and is a leading advocate of FSC third party forest certification.

Prior to his employment with the Collins Companies, Mr. Mosby held sales and marketing positions with Roseburg Forest Products, Bohemia and Kimberly-Clark. Mr. Mosby is the past chairman of the Oregon Business Association and the Composite Panel Association and currently serves on the boards of Sustainable Northwest, Biomass Power Association, Oregon BEST and Mull Drilling Company. Mr. Mosby received his Bachelors degree in Business Administration from Fort Lewis College in 1969.

The information set forth in Item 1.01 of this Current Report under the heading “Collins Repurchase” is hereby incorporated by reference.

Right to Appoint Additional Director

Under the provisions of the Investor Rights Agreement, Paragon has the right to appoint a sixth director to the Registrant’s Board of Directors which the Registrant expects to occur within 30 days after the date hereof.  Upon the appointment of such additional director, the Registrant will file a Current Report on Form 8-K providing all applicable information relating to the appointment of such additional director.

Family Relationships amongst Directors and Officers

N/A

Related Party Transactions

The information with respect to related party transactions between the Company and any of the Company’s directors and/or officers is provided elsewhere in this Item 5.02.

Involvement in Certain Legal Proceedings

None of the appointed directors has (i) been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activity; and (iv) been found by a court, the Securities Exchange Commission or the Commodities Future Trading Commission to have violated a federal or state securities or commodities law.

Compensatory Arrangements

The Registrant is scheduled to hold a Board of Directors Meeting on January 5, 2010.  At such meeting, the Board of Directors may consider the adoption of certain compensation arrangements for its officers and employees.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The information set forth in Item 8.01 of this Current Report under the heading “Certificate of Designations” is hereby incorporated by reference.

The information set forth in Item 8.01 of this Current Report under the heading “Name Change Merger” is hereby incorporated by reference.

The Registrant has filed the appropriate documentation with the Secretary of State of Delaware to change the Registrant’s name to Paneltech International Holdings, Inc. and will notify the Financial Industry Regulatory Authority (“FINRA”) of the reverse acquisition and name change.  The name change will take effect in the market upon its approval by FINRA.  Once FINRA processes the name change, the Registrant will be issued a new symbol and will disclose the change on a Current Report on Form 8-K.

Fiscal Year-End Change

In connection with the Merger, the Registrant’s Board of Directors agreed by written consent to change the fiscal year to end on December 31.  Previously, the Registrant’s fiscal year had a fiscal year ending on March 31.

ITEM 8.01	OTHER EVENTS

Press Release

On December 28, 2009, the Registrant issued a press release in connection with the Merger of its wholly-owned subsidiary with Paneltech LLC.

A copy of the press release is furnished as Exhibit 99.1 to this Report.

Certificate of Designations

On December 21, 2009, the Registrant filed a Certificate of Designations, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware that provides for 5,453,100 shares of preferred stock, $0.0001 par value per share, to be designated as Series A Convertible Preferred Stock, referred to in this Current Report as the Preferred Stock.    As the Registrant did not have any preferred stock issued and outstanding prior to closing on the Securities Purchase Agreement, the Preferred Stock will be the Registrant’s most senior equity security.  The Preferred Stock will be convertible into shares of the Registrant’s Common Stock at a conversion rate that is subject to adjustment, which initially provides for each share of Preferred Stock being convertible into 5 shares of Common Stock.

       Each share of Preferred Stock accrues dividends at the rate of 12% per annum of the original issue price of $0.55 per share, subject to adjustment.  Each share of Preferred Stock receives treatment preferential to the common stock in the case of dividends or any liquidation event, which includes any voluntary or involuntary liquidation, dissolution or winding up of the Registrant or any significant subsidiary of the Registrant that results in the termination of the Registrant’s business.  Certain other transactions are also deemed to be liquidation event.  The holders of the Preferred Stock also have the right to elect one director, which right is further governed by the Investor Rights Agreement.  The Preferred Stock is also subject to certain anti-dilution adjustments and carries first refusal rights.  The conversion price of the Preferred Stock is adjustable under certain circumstances and the Preferred Stock can be redeemed under certain circumstances.

       The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, which is attached as Exhibit 3.1 hereto.

Name Change Merger

       Effective December 29, 2009, the Registrant changed its corporate name from Charleston Basics, Inc. to Paneltech International Holdings, Inc.

The Registrant effected the corporate name change by filing a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, pursuant to which a wholly-owned subsidiary of the Registrant merged with and into the Registrant (the “Name Change Merger”).  A copy of the Certificate of Ownership and Merger is filed herewith as Exhibit 3.2.  The Registrant is the surviving corporation in the Name Change Merger.  The Certificate of Ownership and Merger amended the Registrant’s Amended and Restated Certificate of Incorporation to reflect the change in corporate name.  The Company is in the process of notifying FINRA of the name change.  The name change will take effect in the market upon its approval by FINRA.  Once FINRA processes the name change, the Registrant will be issued a new symbol and will disclose the change in a Current Report on Form 8-K. In addition, as a result of the corporate name change, the Registrant will revise its specimen common stock certificate, a copy of which is filed herewith as Exhibit 4.2.

The Registrant’s common stock is quoted on the Over-the-Counter Bulletin Board, or the OTC Bulletin Board, under the symbol “CHBS” which the Registrant expects to change in connection with the name change.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Businesses Acquired

To be filed by amendment to this Current Report on Form 8-K.

(b)           Pro Forma Financial Information

To be filed by amendment to this Current Report on Form 8-K.

(d)           Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 23, 2009, between Registrant, Merger Sub and Paneltech LLC
2.2	Asset Purchase Agreement, dated December 23, 2009, between Registrant and Cambridge and Michael Lieber
3.1	Certificate of Designations of Registrant dated December 21, 2009
3.2	Certificate of Ownership and Merger of Registrant relating to name change
4.1*	Specimen Common Stock Certificate of Registrant
4.2	Form of Warrant issued in connection with the Offering
10.1	Investors Rights Agreement dated December 23, 2009, among the Registrant and Investors signatory thereto.
10.2	Collins Repurchase Agreement, dated December 23, 2009, between Registrant and Collins Timber Company LLC
10.3	Assumption Agreement, dated December 23, 2009, between Paneltech LLC, Merger Sub and Shorebank Pacific.
10.4	Promissory Note, dated December 18, 2009, issued by Paneltech LLC in favor of the L.D. Nott Company
10.5	Promissory Note, dated December 18, 2009, issued by Paneltech LLC in favor of SORB Management Corporation
17.1	Resignation of Alan P. Donenfeld, dated December 23, 2009
99.1	Press release dated December 28, 2009
*	To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 29, 2009	CHARLESTON BASICS, INC.

By: /s/ Scott Olmstead
Scott Olmstead
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated December 23, 2009, between Registrant, Merger Sub and Paneltech LLC
2.2	Asset Purchase Agreement, dated December 23, 2009, between Registrant and Cambridge and Michael Lieber
3.1	Certificate of Designations of Registrant dated December 21, 2009
3.2	Certificate of Ownership and Merger of Registrant relating to name change
4.1*	Specimen Common Stock Certificate of Registrant
4.2	Form of Warrant issued in connection with the Offering
10.1	Investors Rights Agreement dated December 23, 2009, among the Registrant and Investors signatory thereto.
10.2	Collins Repurchase Agreement, dated December 23, 2009, between Registrant and Collins Timber Company LLC
10.3	Assumption Agreement, dated December 23, 2009, between Paneltech LLC, Merger Sub and Shorebank Pacific.
10.4	Promissory Note, dated December 18, 2009, issued by Paneltech LLC in favor of the L.D. Nott Company
10.5	Promissory Note, dated December 18, 2009, issued by Paneltech LLC in favor of SORB Management Corporation
17.1	Resignation of Alan P. Donenfeld, dated December 23, 2009
99.1	Press release dated December 28, 2009
*	To be filed by amendment